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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a Trustee Pursuant to
                            Section 305(b)(2) [  ]

                              TRUST COMPANY BANK
              (Exact name of trustee as specified in its charter)

       Georgia Banking Corporation                            58-0466330
(Jurisdiction of incorporation or organization             (I.R.S. Employer
       if not a U.S. national bank)                        Identification No.)


           25 Park Place, N.E.
            Atlanta, Georgia                                      30303
 (Address of principal executive offices)                      (Zip code)


                                T.J. Donaldson
                              Trust Company Bank
                               58 Edgewood Ave.
                                   Room 235
                            Atlanta, Georgia  30303
                                (404) 588-7831
           (Name, address and telephone number of agent for service)


                          --------------------------


                                Gold Kist Inc.
              (Exact name of obligor as specified in its charter)


          Georgia                                            58-0255560
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)


  244 Perimeter Center Parkway, N.E.
         Atlanta, Georgia                                        30346
(Address of principal executive offices)                       (Zip Code)

                          --------------------------

                                Debt Securities
                      (Title of the indenture securities)

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Item 1.  General Information.

         Furnish the following information as to the trustee --

         (a) Name and address of each examining or supervising authority to which it is subject.

         Department of Banking and Finance,
         State of Georgia,
         Atlanta, Georgia

         Federal Reserve Bank of Atlanta
         104 Marietta Street, N.W.
         Atlanta, Georgia

         Federal Deposit Insurance Corporation
         Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         The obligor is not an affiliate of the trustee.



         No responses are included for items 3 through 12. Responses to those items are not required because, as provided in item 13, the obligor is not in default on any securities issued under indentures under which Trust Company Bank is a trustee.



Item 13.  Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         There is not and has not been any such default.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         There has not been any such default.




         No responses are included for items 14 and 15. Responses to those items are not required because, as provided in item 13, the obligor is not in default on any securities issued under indentures under which Trust Company Bank is a trustee.

Item 16.  List of Exhibits.

          The additional exhibits listed below are filed herewith. Exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.


Exhibit
 Number
- -------

   1    -     A copy of the Articles of Amendment and Restated Articles of
              Incorporation of the trustee as now in effect. (Exhibit 1 to Form
              T-1, Registration No. 22-21018)

   2    -     A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

   3    -     A copy of the authorization of the trustee to exercise trust powers. (Included in Exhibit 1)

   4    -     A copy of the existing bylaws of the trustee. (Exhibit 4 to Form
              T-1, Registration No. 33-49283)

   5    -     Not applicable.

   6    -     Consent of the trustee required by Section 321(b) of the Trust
              Indenture Act of 1939, as amended.

   7    -     A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

   8    -     Not applicable.

   9    -     Not applicable.




                                     NOTE

      In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor or the underwriters and the trustee disclaims responsibility for the accuracy and completeness of such information.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Trust Company Bank, a corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 20th day of September, 1994.


                                         TRUST COMPANY BANK



                                         By: /s/ T.J. Donaldson
                                            -----------------------------
                                            T.J. Donaldson
                                            Group Vice President
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                                                                       EXHIBIT 6


                              CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Debt Securities by Gold Kist Inc., we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                          TRUST COMPANY BANK



                                          By: /s/ T.J. Donaldson
                                             ------------------------------
                                             T.J. Donaldson
                                             Group Vice President


Dated:  September 20, 1994
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CONSOLIDATED REPORT OF CONDITION (including Domestic and Foreign Subsidiaries)
                                                              STATE CODE (4-94)
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LEGAL TITLE OF BANK                                STATE BANK NO

                                                   ----------------------------
   Trust Company Bank                              FEDERAL RESERVE DISTRICT NO

                                                           Six
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CITY          COUNTY     STATE         ZIP CODE    CLOSE OF BUSINESS DATE
 Atlanta       Fulton      Georgia      30303          June 30, 1994
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
                                                                          Dollar Amounts in Thousands   Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------
ASSETS.................................................................................................  ///////////
                                                                                                         -----------
 1. Cash and balances due from depository institutions:  a. Noninterest-bearing balances and currency
                                                            and coin...................................     613 405   1.a.
                                                                                                         -----------
                                                         b. Interest-bearing balances..................     233 200   1.b.
                                                                                                         -----------
 2. Securities.........................................................................................  ///////////
                                                                                                         -----------
    a. Held-to-maturity securities.....................................................................         -0-   2.a.
                                                                                                         -----------
    b. Available-for-sale securities...................................................................   2 150 066   2.b.
                                                                                                         -----------
 3. Federal funds sold & securities purchased under agreements to resell in domestic offices of          ///////////
                                                                                                         -----------
    the bank & of its Edge & Agreement subsidiaries & in ISFs:   a. Federal funds sold.................   1 060 765   3.a.
                                                                                                         -----------
                                                                 b. Securities purchased under
                                                                    agreements to resell...............     248 203   3.b.
                                                                                                         -----------
 4. Loans and lease financing receivables:.............................................................  ///////////
                                                                                           -------------------------
    a. Loans and leases, net of unearned income........................................... 6 134 431     ///////////  4.a.
                                                                                           -------------------------
    b. LESS: Allowance for loan and lease losses..........................................   119 138     ///////////  4.b.
                                                                                           -------------------------
    c. LESS: Allocated transfer risk reserve..............................................       -0-     ///////////  4.c.
                                                                                           -------------------------
    d. Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus
       4.b and 4.c)....................................................................................   6 015 293   4.d.
                                                                                                         -----------
 5. Assets held in trading accounts....................................................................      68 719   5.
                                                                                                         -----------
 6. Premises and fixed assets (including capitalized leases)...........................................      86 093   6.
                                                                                                         -----------
 7. Other real estate owned............................................................................      15 952   7.
                                                                                                         -----------
 8. Investments in unconsolidated subsidiaries and associated companies................................      15 240   8.
                                                                                                         -----------
 9. Customers' liability to this bank on acceptances outstanding.......................................      39 348   9.
                                                                                                         -----------
10. Intangible assets..................................................................................       5 559  10.
                                                                                                         -----------
11. Other assets.......................................................................................     147 161  11.
                                                                                                         -----------
12. a. Total assets (sum of items 1 through 11)........................................................  10 699 004  12.a.
                                                                                                         -----------
    b. Loans deferred pursuant to 12 U.S.C. 1823(j)....................................................         -0-  12.b.
                                                                                                         -----------
    c. Total assets and losses deferred pursuant to 12 U.S.C. 1823(j) (sum of items 12.a and 12.b).....  10 699 004  12.c.
                                                                                                         -----------
LIABILITIES............................................................................................  ///////////
                                                                                                         -----------
13. Deposits: a. in domestic offices...................................................................   5 295 364  13.a.
                                                                                           -------------------------
                 (1) Noninterest-bearing.................................................. 2 071 067     /////////// 13.a.(1)
                                                                                           -------------------------
                 (2) Interest-bearing..................................................... 3 224 297     /////////// 13.a.(2)
                                                                                           -------------------------
              b. in foreign offices, Edge and Agreement subsidiaries, and ISFs............                1 243 873  13.b.
                                                                                           -------------------------
                 (1) Noninterest-bearing..................................................       -0-     /////////// 13.b.(1)
                                                                                           -------------------------
                 (2) Interest-bearing..................................................... 1 243 873     /////////// 13.b.(2)
                                                                                           -------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic               ///////////
                                                                                                         -----------
    offices of the bank & of its Edge & Agreement subsidiaries, & in ISFs:  a. Federal funds purchased.   1 491 850  14.a.
                                                                                                         -----------
                                                                            b. Securities sold under
                                                                               agreements to repurchase     259 934  14.b.
                                                                                                         -----------
15. a. Demand notes issued to the U.S. Treasury........................................................         -0-  15.a.
                                                                                                         -----------
    b. Trading liabilities.............................................................................          42  15.b.
                                                                                                         -----------
16. Other borrowed money:..............................................................................  ///////////
                                                                                                         -----------
    a. With original maturity of one year or less......................................................     418 043  16.a.
                                                                                                         -----------
    b. With original maturity of more than one year....................................................     252 222  16.b.
                                                                                                         -----------
17. Mortgage indebtedness and obligations under capitalized leases.....................................       1 977  17.
                                                                                                         -----------
18. Bank's liability on acceptances executed and outstanding...........................................      39 348  18.
                                                                                                         -----------
19. Subordinated notes and debentures..................................................................      75 000  19.
                                                                                                         -----------
20. Other liabilities..................................................................................     497 015  20.
                                                                                                         -----------
21. Total liabilities (sum of items 13 through 20).....................................................   9 574 668  21.
                                                                                                         -----------
22. Limited -- Life preferred stock and related surplus................................................         -0-  22.
                                                                                                         -----------
EQUITY CAPITAL.........................................................................................  ///////////
                                                                                  ---------              -----------
23. Perpetual preferred stock and related surplus (No. of shares outstanding.....    NONE                       -0-  23.
                                                                                  ---------              -----------
24. Common stock (No. of shares a. Authorized.................................... 4,752,000              ///////////
                                                                                  ---------              -----------
                                b. Outstanding................................... 4,320,000                  21 600  24.
                                                                                  ---------              -----------
25. Surplus............................................................................................     478 400  25.
                                                                                                         -----------
26. a. Undivided profits and capital reserves..........................................................     334 991  26.a.
                                                                                                         -----------
    b. Net unrealized holding gains (losses) on available-for-sale securities..........................     289 345  26.b.
                                                                                                         -----------
27. Cumulative foreign currency translation adjustments................................................  ///////////
                                                                                                         -----------
28. a. Total equity capital (sum of items 23 through 27)...............................................   1 124 336  28.a.
                                                                                                         -----------
    b. Losses deferred pursuant to 12 U.S.C. 1823(j)...................................................         -0-  28.b.
                                                                                                         -----------
    c. Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j) (sum of items 28.a & 28.b)  1 124 336  28.c.
                                                                                                         -----------
29. Total liabilities, limited--life preferred stock, equity capital, and losses deferred pursuant to..  ///////////
                                                                                                         -----------
    12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c)..................................................  10 699 004  29.
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MEMORANDA: Amounts outstanding as of Report of Condition date:                                           /////////// MEMO
                                                                                                         -----------
1. a. Standby letters of credit Total..................................................................   1 688 931  1.a.
                                                                                                         -----------
1. b. Amount of Standby letters of credit in memo 1.a. conveyed to others through participations.......     313 530  1.b.
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NOTE: This report must be signed by an authorized officer(s) and attested by not less than three directors other than the officer(s) signing the report.
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I/We, the undersigned officer(s), do hereby declare that this Report of Condition has been prepared in conformance with official instructions and is true and correct to the best of my (our) knowledge and belief.
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SIGNATURE OF OFFICER(S) AUTHORIZED TO SIGN REPORT                                           DATE SIGNED
/s/ Thomas E. Fullilove                                                                       July 29, 1994
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NAME(S) AND TITLE(S) OF OFFICER(S) AUTHORIZED TO SIGN REPORT                                AREA CODE/PHONE NO.
Thomas E. Fullilove, Senior Vice President                                                    (404) 588-8173
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We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with official instructions and is true and correct.
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SIGNATURE OF DIRECTOR                          SIGNATURE OF DIRECTOR                        SIGNATURE OF DIRECTOR
/s/ R. W. Courts                               /s/ Edward P. Gould                          /s/ J. Hicks Lanier
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